UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
BARRETT OPPORTUNITY FUND, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BARRETT OPPORTUNITY FUND, INC.
90 Park Avenue
New York, NY 10016
May 28, 2021
Dear Shareholder:
I am writing to ask for your vote, as a shareholder of the Barrett Opportunity Fund, Inc. (the “Fund”) at a special annual meeting of shareholders of the Fund to be held on July 15, 2021 at the offices of the Fund, 90 Park Avenue, 34th Floor, New York, NY 10016 (the “Meeting”). The purpose of the Meeting is to vote upon the following proposal (the “Proposal”) affecting the Fund and to transact such other business as may properly come before the Meeting or any adjournments thereof:
To approve a new investment advisory agreement between the Fund and Barrett Asset Management, LLC (“Barrett AM”), the Fund’s investment adviser.
The Board of Directors of the Fund has approved, and unanimously recommends that you vote FOR, the Proposal.
Included with this letter are the notice of the Meeting, a proxy statement and a proxy card. Detailed information about the Proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully. Whether or not you plan to attend the Meeting in person, your vote is needed. Voting is quick and easy. Please take a moment to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the website listed on the enclosed proxy card.
It is important that your vote be received no later than the time of the Meeting. As the date of the Meeting approaches, if you have not voted your shares, you may receive a phone call from Barrett AM or officers of the Fund urging you to vote your shares. If you have any questions about the Meeting or the voting instructions, please call 877-363-6333 or your financial advisor.
Your vote is important to us. Thank you for your response and for your investment with the Fund.

Sincerely,

John G. Youngman
President

BARRETT OPPORTUNITY FUND, INC.
90 Park Avenue
New York, NY 10016
NOTICE OF MEETING OF SHAREHOLDERS
May 28, 2021
Notice is hereby given that a special annual meeting of shareholders of Barrett Opportunity Fund, Inc. (the “Fund”) will be held on July 15, 2021 at [12:00 p.m.] Eastern time at the offices of the Fund, 90 Park Avenue, New York, NY 10016 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:
To approve a new investment advisory agreement between the Fund and Barrett Asset Management, LLC, the Fund’s investment adviser.
The Board of Directors of the Fund has approved, and unanimously recommends that you vote FOR, the Proposal.
The Proposal referred to above is discussed in detail in the proxy statement attached to this notice. Please read the proxy statement carefully. The person named as proxy will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.
In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the Meeting may be adjourned, in accordance with applicable law, to permit further solicitation of proxies. The person named as proxy will vote “FOR” any such adjournment those proxies which he is entitled to vote in favor of the Proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the Proposal.
Shareholders of record at the close of business on May 24, 2021 are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, however, we urge you to complete, sign and date the enclosed proxy, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. Any shareholder attending the Meeting may vote in person even though a proxy card already may have been returned.
Your vote is important to us. Thank you for taking the time to consider the Proposal.
By Order of the Board

John G. Youngman
President
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY  MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 15, 2021
The Notice of Special Annual Meeting of Shareholders and Proxy Statement and other proxy materials (“Proxy Materials”) are available at www.proxyvote.com. To obtain directions to attend the Meeting, please call the Fund at 877-363-6333.  For a free copy of the Fund’s latest annual and/or semi-annual report calling 877-363-6333 or visit www.barrettasset.com/funds/opportunity/overview.html or at the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Questions and Answers about the Proposal

Important information to help you understand and vote on the proposal:
Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.
What is this document and why did you send it to me?
We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement (the “New Agreement”) between the Barrett Opportunity Fund, Inc. (the “Fund”) and Barrett Asset Management, LLC (“Barrett AM”) at a special meeting of shareholders to be held on July 15, 2021 at [12:00] p.m. Eastern time (the “Meeting”).  Shareholders are being to approve the New Agreement to enable Barrett AM to continue to serve as the investment adviser for the Fund.  This document includes a Notice of Meeting of Shareholders, a Proxy Statement and a proxy card.  At a meeting of the Fund’s Board of Directors (the “Board”) held on April 22, 2021, the Board voted to approve the New Agreement and to recommend that it be submitted to the Fund’s shareholders for approval.
Why am I being asked to approve the New Agreement?
In a transaction that closed on April 20, 2021, CI US Holdings, Inc. (“CI”) acquired 80% of the membership interests of Barrett AM (the “Transaction”).  Under the Federal securities laws, the Fund’s prior Investment Advisory Agreement with Barrett AM (“Previous Agreement”) automatically terminated at the close of the Transaction due to the change in control of the Fund’s investment adviser. Accordingly, as of the date of the Transaction, Barrett AM continued to serve as investment adviser to the Fund pursuant to an interim advisory agreement between the Fund and Barrett AM (the “Interim Agreement”) approved by the Board.  You are being asked to approve the New Agreement to enable Barrett AM to continue to serve as investment adviser to the Fund following the expiration of the Interim Advisory Agreement.
If the New Agreement is not approved by shareholders, the Interim Agreement for the Fund will continue in effect until its expiration, which is 150 days after the closing of the Transaction and the Board would consider other alternatives including the possible liquidation of the Fund.
How will the approval of the proposal to approve the New Agreement affect the management and operation of the Fund?

The approval of the New Agreement is not expected to have a material effect on the Fund.  The Fund and its investment objective and strategies will not change as a result of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund.  The management and operation of the Fund also will not change as a result of the Transaction or the approval of the New Agreement.  In particular, E. Wells Beck, John G. Youngman and Amy Hong will continue to be the Fund’s portfolio managers.  In addition, the other members of the management team responsible for operating Barrett AM will remain substantially the same. There will be no changes to the composition of the Board or the Fund’s other services providers as a result of the Transaction.

How will the approval of the proposal affect the fees and expenses of the Fund?

The advisory fee rate charged to the Fund will remain the same as under the Previous Agreement and the Interim Agreement and the Fund’s other expenses are not expected to change as a result of the Transaction or the approval of the New Agreement.
Are there any material differences between the Previous Agreement and the New Agreement?

The terms of the New Agreement are substantially similar to the Previous Agreement with the only differences being the date of execution, effectiveness and term of the New Agreement.  If approved by shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal by the Board thereafter.
Has the Board approved the proposal?
Yes.  The Board has approved the proposal set forth herein, and unanimously recommends that shareholders vote to approve the proposal.  As noted herein, members of the Board and their families own a substantial portion of the Fund’s shares and have indicated their intention to vote in favor of the proposal.
Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
Barrett AM will bear all costs and expenses associated with the Transaction, including the costs incurred in connection with holding the shareholder meeting, the costs of this proxy solicitation and the incremental costs of mailing the proxy statement to shareholders.
Who is eligible to vote?
Shareholders of record of the Fund as of the close of business on May 24, 2021 (the “Record Date”) are entitled to be present and to cast one vote for each full share and a fractional vote for each fractional share they hold, on each proposal presented at the Meeting or any adjournment thereof.
What vote is required?
Approval of the New Agreement with Barrett AM requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q&A – 2

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to.  You may vote your proxy by mail, telephone or Internet.  To vote your proxy, please refer to the voting instructions on the enclosed proxy card.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund at 877-363-6333.  Representatives are available to answer your questions between [____] a.m. and [_____] p.m., Eastern time.
If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and you will grant discretionary authority to the persons named in the proxy card as to any other matters that properly come before the Meeting.  Abstentions will be treated as votes AGAINST the proposal.  Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Meeting and voting in person.
How can a quorum be established?
A majority of the Fund’s outstanding shares as of the Record Date, present in person or represented by proxy, constitutes a quorum at the Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, because such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
To cast your vote by mail, please complete, sign and return the enclosed proxy card in the enclosed envelope.  No postage is required if mailed in the United States.  To vote your proxy by phone, please call the telephone number found on the enclosed proxy card. To vote your proxy by Internet, please visit the website provided on the proxy card.

Q&A – 3

BARRETT OPPORTUNITY FUND, INC.
90 Park Avenue
New York, NY 10016

PROXY STATEMENT
FOR THE SPECIAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 15, 2021

This proxy statement (“Proxy Statement”) is being furnished to the shareholders of the Fund in connection with the solicitation by the Board of Directors of the Fund (the “Directors” or “Board”) of shareholder votes by proxy to be voted at a special annual meeting to be held on July 15, 2021 at 12:00 p.m. (Eastern time), at the offices of the Fund, 90 Park Avenue, New York, NY 10016, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Meeting of Shareholders.
The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first sent to shareholders of the Fund on or about May 28, 2021.
Proposal
The Meeting is being called to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”):
Proposal:	To approve a new investment advisory agreement between the Fund and Barrett Asset Management, LLC, the Fund’s investment adviser.
The Board of Directors of the Fund has unanimously approved, and recommends that you vote FOR, the Proposal.
Shareholders of record of the Fund as of the close of business on May 24, 2021 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of the Fund outstanding and entitled to vote at the Meeting is [___________].
Proxies
If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending and voting in person at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.
If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.
PROPOSAL
TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE FUND AND BARRETT ASSET MANAGEMENT, LLC, THE FUND’S INVESTMENT ADVISER
Introduction
Barrett Asset Management, LLC (“Barrett AM”) has continuously served as the investment adviser to the Fund since December 1, 2006. However, due to a change of control of Barrett AM (as described more fully below) on April 30, 2021 (the “Transaction”), the Previous Agreement (as defined below) between Barrett AM and the Fund automatically terminated in accordance with its terms. Since that date, Barrett AM has provided investment advisory services to the Fund pursuant to a temporary (or interim) advisory agreement, as permitted by the Investment Company Act of 1940 (“1940 Act”). However, for an adviser to provide services to a fund beyond this temporary term, the 1940 Act requires that fund shareholders approve a new advisory contract. Therefore, the Proposal seeks approval by the Fund’s shareholders of the new investment advisory agreement between the Fund and Barrett AM (the “New Agreement”).
The Previous Agreement
Barrett AM has served as investment adviser to the Fund since December 1, 2006 pursuant to the investment advisory agreement between the Fund and Barrett AM dated April 29, 2011 (the “Previous Agreement”).
The Previous Agreement was approved by the shareholders of the Fund at a shareholder meeting held on November 30, 2006, which was submitted to shareholders due to a change of control of Barrett AM, as well as by the Board (and by separate vote, the Directors who are not considered to be “interested persons” within the meaning of the 1940 Act (the “Independent Directors”)). Since then, the Board, including the Independent Directors, have approved annually the continuation of the Previous Agreement on behalf of the Fund. The Board most recently approved the continuation of the Previous Agreement for an additional year at a meeting of the

Board held on April 22, 2021.  The Previous Agreement, by its terms, automatically terminates in the case of an “assignment” due to a change in control of Barrett AM.
The Change of Control
CI US Holdings Inc. (“CI”), which is wholly owned by CI Financial Corp. (“CI Financial”), holds an 80% ownership interest in Barrett AM.  Certain directors and officers of Barrett AM together hold the remaining 20% interest. Prior to CI’s acquisition of Barrett AM, Barrett AM was 100% owned by certain of its directors and officers.
Under the 1940 Act, a person who owns beneficially, either directly or indirectly through one or more controlled companies, more than 25% of the voting securities of that company is presumed to control such a company.  The 1940 Act requires that an investment advisory contract between an investment adviser and an investment company must include a clause that provides for its automatic termination upon its assignment.  An “assignment” is defined in the statute to include, as pertinent here, any director or indirect transfer of a controlling block of securities of the investment adviser.  Because CI purchased more than 25% of Barrett AM’s equity, the Transaction is deemed to be a change of control of Barrett AM for purposes of the 1940 Act.
As a result, the Previous Agreement automatically terminated upon the consummation of the Transaction on April 30, 2021 (the “Change of Control”). Barrett AM has continued to provide uninterrupted services to the Fund pursuant to the Interim Agreement discussed below.
The Interim Agreement
Section 15 of the 1940 Act requires that an advisory agreement between a fund and its adviser be approved by the majority of the fund’s shareholders. However, in situations in which a change of control results in an automatic termination of an advisory agreement, Rule 15a-4 under the 1940 Act permits the investment adviser to continue to provide services to a fund on a temporary basis (for up to 150 days) pursuant to an interim advisory agreement approved by the fund’s board of directors. Rule 15a-4 was created to allow funds to receive uninterrupted advisory services from their investment advisers until fund shareholders have an opportunity to vote on a new advisory agreement.
The Fund relied upon Rule 15a-4 because, in accordance with Rule 15a-4:
•	the compensation that Barrett AM has received under an interim agreement is no greater than the compensation received under the Previous Agreement;
•	the Board, including a majority of the Independent Directors, approved the interim agreement within 10 business days following the assignment/termination of the Previous Agreement; and
•	the interim agreement provides that it will automatically terminate 150 days from its commencement.

Specifically, the Change of Control occurred on April 30, 2021. On April 22, 2021, the Board, including a majority of the Independent Directors, met telephonically to discuss and evaluate a proposed interim advisory agreement between Barrett AM and the Fund (the “Interim Agreement”). At that meeting, in accordance with all applicable requirements of Rule 15a-4, the Board considered and approved the Interim Agreement, after having concluded that the terms and conditions of the Interim Agreement (including the compensation to be paid by the Fund to Barrett AM for its services) were identical in all material respects to those of the Previous Agreement, except that the Interim Agreement provided that it would terminate on the sooner of (i) 150 days from its effective date of April 30, 2021, (that is, September 27, 2021) or (ii) when shareholders of the Fund approve the New Agreement.
The New Agreement
Currently, Barrett AM manages the Fund in accordance with the terms of the Interim Agreement, which will expire on September 27, 2021. However, pursuant to the requirements of Section 15 of the 1940 Act, for Barrett AM to continue to provide advisory services to the Fund beyond the temporary 150 day period ending September 27, 2021, the majority of the outstanding securities (as defined in the 1940 Act) of the Fund must vote in favor of a new advisory agreement. Therefore, shareholders of the Fund are being asked to approve the New Agreement between Barrett AM and the Fund.
A draft of the proposed New Agreement is attached to this Proxy Statement as Appendix A.  You should refer to Appendix A for New Agreement.  The description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Appendix A.
The proposed terms of the New Agreement are identical to the terms of the Previous Agreement, except for the dates of its effectiveness and termination. The New Agreement will not increase the advisory fee that the Fund pays to Barrett AM for investment advisory services.
Investment Advisory and Administration Services.  Both the Previous Agreement and the New Agreement (together, the “Agreements”) provide that, subject to the supervision of the Fund’s Board, Barrett AM regularly provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Board and disclosed to Barrett AM. In addition, both Agreements require Barrett AM to provide administration of the Fund not otherwise provided by third party service providers.
Both Agreements also provide that Barrett AM is authorized to place trade orders to implement its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.  Subject to any policies and procedures of the Board that may modify or restrict Barrett AM’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the Barrett AM who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”)) to the Fund and/or the other accounts over which Barrett AM or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.”  Barrett AM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, if Barrett AM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.  This determination may be viewed either in terms of that particular transaction or the overall responsibilities that Barrett AM and its affiliates have with respect to accounts over which they exercise investment discretion.  Under both Agreements, Barrett AM seeks for the Fund, in its judgment, best available execution in executing the Fund’s portfolio transactions.
Both Agreements further provide that Barrett AM provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and exercise voting rights, rights of consent to corporate actions and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Board may provide, and perform such other functions of investment management and supervision as may be directed by the Board.
Payment of Expenses.  Both Agreements require Barrett AM to bear all expenses, and to furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory services.  In addition, both Agreements expressly authorize Barrett AM to voluntarily reduce any portion of the compensation or reimbursement of expenses due to it and to agree to make payments to limit expenses that are the responsibility of the Fund.  Any fee voluntarily reduced and any Fund expense paid by Barrett AM voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to Barrett AM in the three fiscal years following the fiscal year of the withholding, reduction, or payment, so long as the aggregate expenses during this period do not exceed the limitation to which Barrett AM agreed at the time of the original withholding, reduction or payment.
Conflicts of Interest.  Both Agreements contain provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship including that Barrett AM may not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may Barrett AM purchase any securities from an underwriting or selling group in which Barrett AM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by Barrett AM or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time.
In addition, both Agreements specifically provide that personnel of Barrett AM, even if serving the Fund as a Director, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.  In addition, Barrett AM may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Both Agreements also provide that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of Barrett AM are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by Barrett AM.  Such allocations would be made in accordance with Barrett AM’s policies and procedures as presented to the Board from time to time, which policies and procedures generally require the allocation of investment opportunities among mutual funds and individual client accounts on a pro rata basis according to their asset size.
 Limitation on Liability.  Under both Agreements, Barrett AM assumes no responsibility other than to render the services called for by the agreement in good faith, and Barrett AM is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund.  Barrett AM is not protected, however, from losses arising out of the willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.  The Agreements do not provide for the Fund’s indemnification of or advancement of expenses to Barrett AM.
Term and Continuance.  The Previous Agreement had an initial term of one-year, subject to the termination provisions summarized below.  Thereafter, the Previous Agreement could be renewed only so long as such renewal and continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of a party to the Previous Agreement.  The New Agreement contains substantially similar terms, except that the initial term is two-years.
Termination. Both Agreements may be terminated by the Fund at any time on 30 days’ written notice to Barrett AM.  Barrett AM may terminate the Agreement on 60 days’ written notice to the Fund.  Both Agreements provide that the Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.  Both Agreements terminate automatically in the event of an “assignment” (as defined in the 1940 Act).
Compensation. Under the New Agreement, the Fund will pay Barrett AM an investment advisory fee in the same manner and amount as in the Previous Agreement. Specifically, such fee shall be calculated daily and paid monthly in accordance with the following breakpoint schedule:
Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.675%
Next $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

Other Funds Managed by Barrett AM
Barrett AM also serves as the investment adviser for another registered investment company, Barrett Growth Fund, a series of Trust for Professional Managers (the “Barrett Growth Fund”).  The Barrett Growth Fund’s investment objective is similar to the Fund’s.  Under the investment advisory agreement between the Barrett Growth Fund and Barrett AM, Barrett AM is entitled to receive a monthly management fee computed at an annual rate of 1.00% of the Barrett Growth Fund’s average annual net assets.  As of November 30, 2020, the Barrett Growth Fund had approximately $33 million in assets under management.  Under an agreement between Barrett AM and the Barrett Growth Fund, Barrett AM has contractually agreed to an operating expense limitation that limits the Barrett Growth Fund’s total annual operating expenses to 1.25% of the fund’s average annual net assets.
Information about Barrett AM
Barrett AM is an investment adviser registered under the Investment Advisers Act of 1940, with its principal executive office located at 90 Park Ave., 34th Floor, New York, NY 10016. As of December 31, 2020, Barrett AM had approximately $2.5 billion in assets under management.
CI, located at [___________], currently owns 80% of the membership interests in Barrett AM.  CI is wholly owned by CI Financial, located at [___________].  The remaining 20% of the membership interests Barrett AM is owned as follows:
Owner	Percentage Ownership
Barrett 2010 Family Trust, J. David Barrett IV and Douglas H. Olin, Co-Trustees
Peter Shriver
Robert Milnamow
E. Wells Beck
Christina Bater
John Youngman
Mariette Louise Graeme Campbell
Amy Kong
Members and Officers of Barrett AM and Directors and Officers of the Fund. The following table lists the name and principal occupation of each member and principal executive officer of Barrett AM and each director and officer of the Fund who is also a member, officer or employee of Barrett AM.  The business address of each person named below is 90 Park Avenue, 34th Floor, New York, New York, 10016.
Name	Position Held with Barrett AM	Position Held with the Fund
John D. Barrett II	Chairman of the Board	None
Peter H. Shriver, CFA	[Chief Executive Officer]	None
Robert J. Milnamow	[President]	None
E. Wells Beck, CFA	[Managing Director]	Vice President and Investment Officer
John G. Youngman	[Managing Director]	Chief Executive Officer and President

Amy Kong	Chief Investment Officer, Managing Director	Vice President and Investment Officer
Christina A. Bater	Managing Director	None
M.L. Graeme Campbell	Managing Director	None
Michael J. Andrews	Chief Compliance Officer	Chief Compliance Officer and Operations Officer
Owen Gilmore	[_______________]	Chief Financial Officer and Treasurer
Advisory Fees. For the fiscal year ended August 31, 2020, the Fund paid Barrett AM $375,829 in advisory fees.
Board Consideration and Approval of the New Agreement
At a meeting of the Board of Directors held on April 22, 2021 (the “April Meeting”), the Directors, including a majority of those directors who are not “interested persons” of the Fund, as defined in the 1940 Act, considered whether to approve the New Agreement between Barrett AM and the Fund and to recommend to shareholders that they also approve the New Agreement.
The Independent Directors were assisted in their consideration by independent legal counsel, who provided the Board with a memorandum regarding the legal standard applicable to its review of the New Agreement, including a detailed review of the various factors that the Board should consider as part of its review, such as, among other things: (i) the nature, extent and quality of the services proposed to be provided by Barrett AM under the New Agreement, (ii) the investment performance of Barrett AM, (iii) the costs of the services to be provided and profits to be realized (including any fall-out benefits) by Barrett AM and its affiliates from its relationship with the Fund, (iv) the extent to which economies of scale would be realized as the Fund grows, and (v) whether fee levels reflect the economies of scale for the benefit of Fund’s investors. The Board met with independent legal counsel separately from representatives of Barrett AM in executive session at that April Meeting to further discuss the New Agreement and certain other considerations relevant to the Board’s deliberations.
Before considering the New Agreement, the Board requested, and Barrett AM supplied, information for the Board’s consideration at the April Meeting, including information about the change in control of Barrett AM.  The Board also took notice of the materials previously provided to the Board by Barrett AM throughout the year relating to the services provided by Barrett AM to the Fund, the performance of the Fund, the fees and expenses of the Fund and other information relating to the Fund’s operations.  In addition, a representative of CI Financial presented to the Board on the Transaction and CI Financial’s plans with respect to Barrett AM.  The Directors noted that CI Financial does not intend to make any changes to Barrett AM’s personnel, investment strategies or processes or compliance functions and ultimately plans to keep Barrett AM as an autonomous investment adviser.  The Directors asked questions of the representative from CI Financial and representatives of Barrett AM relating to the Transaction, including the potential impact on Barrett AM’s viability and its ability to continue providing the quality of services to the Fund.
In addition to the information provided by Barrett AM described above, the Board members considered all other factors they believed to be relevant when evaluating the New

Agreement, including: (i) the fact that the fees charged to the Fund under the New Agreement will not change; (ii) the fact that the personnel of Barrett AM and the portfolio managers for the Fund would not change; and (iii) the Board’s determination at the April Meeting that (a) Barrett AM continued to have the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Fund, and (b) the Fund’s advisory fees were reasonable given the services Barrett AM provided, the costs to Barrett AM of providing those services, any economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. In making their decision to approve the New Agreement, the Directors gave attention to all information furnished and did not give weights to any factors considered. The following discussion identifies the factors that the Directors collectively considered and the conclusions they reached.
Nature, Extent and Quality of Services. The Board considered the overall services that Barrett AM historically has provided to the Fund and its shareholders, including the Fund’s performance, Barrett AM’s compliance program, and the availability of Barrett AM’s personnel to provide information and other services. The Directors also considered that the New Agreement will be substantially similar to the Previous Agreement, and they considered the many reports furnished to them during the year at regular Board meetings covering matters such as Barrett AM’s compliance with the Fund’s investment objectives, policies, strategies and limitations, and its continued focus on the capital gains embedded in the Fund.
The Board also considered Barrett AM’s personnel and the extent to which they possess the experience to provide competent investment management services to the Fund.  The Board considered that Barrett AM and CI expected that (i) the roles and responsibilities of Barrett AM employees and officers would not change as a result of the change in control; (ii) they expected that the nature, extent or quality of services that Barrett AM provides the Fund and its shareholders would not change because of the change in control; (iii) they expected no material adverse effects to Barrett AM’s financial condition as a result of the change in control; and (iv) they do not contemplate any changes in Barrett AM’s personnel in overseeing the Fund, other than retirements that had already been planned prior to the Transaction. The Board also considered the financial condition of CI and considered that the change in control would have no effect on Barrett AM’s ongoing operations, including in overseeing the Fund.
Based on the information provided by Barrett AM, including its representation that no materially adverse changes are expected as a result of the change in control to its personnel or operations, the Board concluded that the nature, extent and quality of the services proposed to be provided by Barrett AM after completion of the change in control will be appropriate.
Investment Performance. The Board considered the short-term and long-term relative performance of the Fund compared against applicable industry benchmarks, as well as appropriate peer funds with similar investment objectives, strategies and policies.  After that discussion, the Board concluded that the performance of the Fund was in line with its benchmark indices and its peers. The Board also concluded that the change in control would not adversely affect the Fund’s investment performance, because Barrett AM does not anticipate that (i) the change in control will cause any change to the Fund’s portfolio management team, or (ii) that the Fund’s expenses will increase.

Comparative Fees.  After considering all of the information regarding the Fund’s fees provided at the April Meeting, the Board concluded that because (i) the advisory fee schedule will not change, (ii) the advisory fees and total expense ratios for the Fund in the New Agreement are reasonable in relation to the quality of services Barrett AM will provide and in comparison to those of the Fund’s peer group, the total expense ratio and proposed advisory fee for the Fund in the New Agreement is acceptable.
Management Profitability. The Board considered that Barrett AM’s profitability was reasonable and that all costs and fees under the New Agreement were the same as under the Previous Agreement.
Economies of Scale. The Board noted that it had considered structure of the fee and concluded that the Fund would experience economies of scale if the Fund grew in assets.
Fall-Out Benefits. The Board noted that it had considered any fall-out benefits that Barrett AM receives for managing the Fund.
Conclusion. After evaluating in detail each factor, taking into consideration the information presented at the April Meeting and deliberating in executive session with independent legal counsel, the Board, (i) unanimously approved the New Agreement and (ii) approved its submission to a vote of the Fund’s shareholders. In arriving at its decision, the Board did not identify any single factor that alone was responsible for their decision, but instead made its determination in light of all the circumstances.  Each Director may have placed differing weight on each of the factors discussed above.
Recommendation of the Board
The Board of the Fund unanimously recommends that the shareholders of the Fund vote FOR the Proposal.
OTHER BUSINESS
No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, proxies will be voted in accordance with the judgment of the person named as proxy.
QUORUM, VOTING MATTERS AT THE MEETING
Quorum Requirement
Holders of a majority of the interests in the Fund, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the Fund’s Articles of Incorporation or By-Laws. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.

Record Date; Voting Rights
The close of business on May 24, 2021 has been fixed as the Record Date. Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting or any adjournment thereof. As of the Record Date, the Fund had [_______] shares outstanding.
The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders of the Fund are entitled to one vote for each full share and a proportionate fractional vote for each fractional share outstanding on the Record Date. No shares have cumulative voting rights. A list of all persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of May 24, 2021 is set forth in Appendix B.
Effect of Abstentions and Broker Non-Votes
In tallying shareholder votes for the Meeting, abstentions (i.e., shares for which a proxy is presented that abstains from voting) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will count as a vote against the Proposal.
Required Vote
A quorum of shareholders is required to take action at the Meeting. If a quorum is present at the Meeting, approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.
Revocation of Proxies
Any shareholder giving a proxy has the power to revoke it at any time before it is voted by sending the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A superseding proxy may also be executed by voting via telephone or through the Internet. The superseding proxy need not be voted using the same method as the original proxy vote. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal.

ADDITIONAL INFORMATION
Service Providers
Investment Adviser
Barrett Asset Management, 90 Park Avenue, New York, New York 10016.
Distributor and Principal Underwriter
Quasar Distributors, LLC (the “Distributor”) located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202.
Administrator, Transfer Agent and Fund Accountant
U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
Custodian
U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212.
Shareholder Reports
A copy of the Fund’s annual and semi-annual report is available without charge upon request by writing to Barrett Opportunity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 877-363-6333.  Reports also are available on Barrett AM’s website at www.barrettasset.com/funds/opportunity/overview.html or at the website of the SEC at www.sec.gov.
Householding
If more than one member of your household is a shareholder of the Fund, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. The consolidation of these mailings benefits the Fund through reduced mailing expenses. However, if you prefer to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, and/or if you wish to receive multiple copies of the Proxy Statement, please call 877-363-6333, or send a written request to Barrett Opportunity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.
Additional Information About the Meeting
If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to the Meeting to vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at 877-363-6333.

Shareholder Communications
Correspondence intended for an individual Director or for the Board may be sent to the attention of the individual Director or to the Board, in care of the Secretary of the Fund, at 90 Park Avenue, New York, NY 10016. All communications addressed to the Board of Directors or any individual Director will be logged and transmitted to the Board or individual Director.
EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION
The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, if any, will be paid by Barrett AM.  The solicitation of proxies will be made primarily by mail, oral communication, telephone or other permissible electronic means by representatives of the Fund, of Barrett AM, and of their affiliates, as well as by certain broker-dealers (who may be specifically compensated for such services). Representatives of the Fund, of Barrett AM, and of their affiliates involved in the solicitation of the proxies are not compensated for such services. The Fund has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy services provider, to assist it in preparing, mailing and maintaining a voting website and phone number; however, Broadridge is not expected to engage in proxy solicitation services for the Fund.
FUTURE MEETINGS; SHAREHOLDER PROPOSALS
The Fund does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposals to the Secretary of the Fund at 90 Park Avenue, New York, NY 10016. Proposals must be received in a reasonable time before the Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.
By Order of the Board of Directors,

John G. Youngman
President
Barrett Opportunity Fund, Inc.
Dated: May 28, 2021

APPENDIX A
INVESTMENT ADVISORY AGREEMENT
This AGREEMENT, dated __________ ___, 2021, is made by and between BARRETT OPPORTUNITY FUND, INC., a Maryland corporation (the “Fund”), and BARRETT ASSET MANAGEMENT, LLC, a Delaware limited liability corporation (the “Investment Advisor”).
W I T N E S S E T H:
WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and engages in the business of investing and reinvesting its assets in securities; and
WHEREAS, the Investment Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and
WHEREAS, the Board of Directors and shareholders of the Fund have approved the Investment Advisor to serve as the investment advisor for the Fund effective as of the date of this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1. The Fund hereby engages the Investment Advisor to manage the investment and reinvestment of the Fund’s assets and to provide administration of the Fund not otherwise provided by third party service providers, subject to the direction of the Board of Directors and officers of the Fund, for the period and on the terms hereinafter set forth. The Investment Advisor hereby accepts such engagement and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Advisor shall for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Advisor shall regularly make decisions as to what securities and other investments to purchase and sell on behalf of the Fund and shall effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies. The Investment Advisor shall record and implement such decisions and shall furnish the Board of Directors of the Fund with such information and reports regarding the Fund’s investments as the Investment Advisor deems appropriate or as the Directors of the Fund may reasonably request. Subject to compliance with the requirements of the Investment Company Act, the Investment Advisor may retain as a sub-advisor to the Fund, at the Investment Advisor’s own expense, any investment advisor registered under the Advisers Act.
2. (a) The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes, and state and federal registration fees. Members, officers, and employees of the Investment Advisor may be trustees/directors, officers and employees of the funds of which the Investment Advisor serves as Investment Advisor. Members, officers and employees of the Investment Advisor who are directors, officers and/or employees of the Fund shall not receive any compensation from the Fund for acting in such dual capacity.
In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and the Investment Advisor may share facilities common to each, with appropriate proration of expenses between them.
(b) To the extent the Investment Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Investment Advisor for such costs and expenses, except to the extent the Investment Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Investment Advisor, the Investment Advisor shall be entitled to recover from the Fund to the extent of the Investment Advisor’s actual costs for providing such services.
3. (a) The Investment Advisor shall place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers. Subject to obtaining the best available execution, the Investment Advisor is authorized to place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Investment Advisor is also authorized to place transactions with broker-dealers who provide research or statistical information or analyses to the Fund, to the Investment Advisor, or to any other client for whom the Investment Advisor provides investment management services. Subject to obtaining the best available execution, the Investment Advisor may also place brokerage transactions with broker-dealers who sell shares of the Fund. Broker-dealers who sell shares of the Fund shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission and the Financial Industry Regulatory Authority, Inc. The Investment Advisor also agrees that it will cooperate with the Fund to execute instructions from the Fund that brokerage transactions be allocated to broker-dealers who provide benefits directly to the Fund.
(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Advisor is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Advisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Advisor’s overall responsibilities with respect to the Fund and to other clients for which the Investment Advisor exercises investment discretion.

(c) The Fund hereby authorizes any entity or person associated with the Investment Advisor which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Investment Advisor agrees that it shall not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Investment Advisor or its affiliates are participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Investment Advisor, except in each case as permitted by the Investment Company Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time.
4. (a) As compensation for the services to be rendered to the Fund by the Investment Advisor under the provisions of this Agreement, the Fund shall pay to the Investment Advisor from the Fund’s assets an annual fee as set forth in Exhibit A hereto.
(b) If this Agreement is terminated prior to the end of any calendar month, the investment advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.
(c) The Investment Advisor may voluntarily reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Investment Advisor hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Investment Advisor voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the Fund to the Investment Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law if the aggregate expenses for the next succeeding fiscal year, second fiscal year or third succeeding fiscal year do not exceed any limitation to which the Investment Advisor has agreed. Such reimbursement may be paid prior to the Fund’s payment of current expenses if so requested by the Investment Advisor even if such payment may require the Investment Advisor to waive or reduce its fees hereunder or to pay current Fund expenses.
5. The services to be rendered by the Investment Advisor to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

6. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Investment Advisor who may also be a Board member, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor limit or restrict the right of the Investment Advisor to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Investment Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Investment Advisor. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Investment Advisor’s policies and procedures as presented to the Board from time to time.
7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Investment Advisor to the Fund, the Investment Advisor shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.
8. In accordance with the Agreement and Articles of Incorporation of the Fund, in the event that the Investment Advisor ceases to be the Fund’s investment manager for any reason, the Fund will (unless the Investment Advisor otherwise agrees in writing) take all necessary steps to cause the Fund to change its name to a name not including the word “Barrett,” within a reasonable period of time.
9. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed for one year terms thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on thirty (30) days written notice to the Investment Advisor of the Fund’s intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to a vote of a majority of the outstanding voting securities of the Fund. The Investment Advisor may terminate this Agreement at any time, without the payment of penalty on sixty (60) days written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond to a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Advisor the fee provided in Paragraph 4 and Exhibit A hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

10. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.
11. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning defined in the Investment Company Act.
IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers as of the ____ day of _______, 2021.

Attest:	BARRETT OPPORTUNITY FUND, INC.

By:
Name:		Name:
Title:

Attest:	BARRETT ASSET MANAGEMENT, LLC

By:
Name:		Name:
Title:

Exhibit A
In accordance with Section 4.(a) hereof, as compensation for the services to be rendered to the Fund by the Investment Advisor under the provisions of this Agreement, the Fund shall pay to the Investment Advisor from the Fund’s assets an annual fee, payable on a monthly basis, as set forth in the table below.

Barrett Opportunity Fund, Inc. Investment Advisory Fee (as a percentage of average daily net assets)
First $1 billion	0.700%
Next $1 billion	0.675%
Next $3 billion	0.650%
Next $5 billion	0.625%
Over $10 billion	0.600%

APPENDIX B
5% Share Ownership as of May 24, 2021
The table below lists all shareholders known to the Fund to be record holders or beneficial owners of more than 5% of the Fund as of May 24, 2021.  A shareholder who beneficially owns more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund, as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Fund

The table below sets forth the amount of Fund shares owned by the officers and Directors of the Fund as of May 24, 2021. The address of each beneficial owner listed below is 90 Park Avenue, New York, NY 10016.

Name of Director or Officer	Number of Shares Owned	Percentage of Fund

SCAN TO
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3) Follow the instructions provided on the website.

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2) Call [ ]
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3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

Proposal: To approve an investment advisory agreement between Barrett Asset Management, LLC and the Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal.

Note: Please sign exactly as name or names appear(s) on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 15, 2021: The Proxy Statement and any amendments or supplements to the foregoing material that are required to be furnished to shareholders is available at: www.proxyvote.com.